                                                                    Exhibit 99.1

NEWS RELEASE

FOR IMMEDIATE RELEASE
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CONTACT:   Mason N. Carter, Chairman & CEO
           973-575-1300, ext. 1202
           mnc@merrimacind.com
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          MERRIMAC'S MULTI-MIX(R) MICROTECHNOLOGY GRANTED PATENT BY THE
                           PEOPLE'S REPUBLIC OF CHINA

WEST CALDWELL, N.J. MARCH 31, 2006: Merrimac Industries, Inc. (AMEX: MRM), today announced that it has been granted a patent for its Multi-Mix(R) Microtechnology from the State Intellectual Property Office of the People's Republic of China
entitled "Method of Making Microwave Multifunction Modules Using Fluoropolymer
Composite Substrates".

Chairman and CEO Mason N. Carter commented, "This patent further supports our
Multi-Mix(R) Product/Market Strategy and enhances our intellectual property in one of the key growth areas in the global economy and facilitates our ability to secure manufacturing and licensing arrangements in China. This patent covers products such as low cost integrated power amplifiers and radio transceivers for wireless infrastructure and WiMAX base stations in the 450 MHz - 3.7 GHz range as well as Microwave and Millimeterwave line of sight (LOS) digital radios and backhaul systems."

Mr. Carter continued, "There is growing trend in the wireless infrastructure industry to integrate base station power amplifiers and radio transceivers. This trend is in line with our Multi-Mix(R) high power integrated platform strategy to replace labor intensive and expensive discrete RF subsystems such as power amplifiers, radio transceivers, tower mount antennas (TMAs), with low cost, compact, and light weight integrated solutions. This patent enhances Merrimac's position as a pioneer in the global wireless infrastructure industry offering the industry's first integrated radio transceivers, power amplifiers and transmit and receive (T/R) modules for base station and tower top applications.
This patent enhances our competitive position to establish significant partnerships with major base station OEMs in China enabling Merrimac to participate with its advanced integrated high power amplifier technology in a growing number of base station opportunities.

Mr. Carter further noted, "Multi-Mix(R) Microtechnology is an innovative proprietary enabling platform technology developed exclusively for integration of RF, Microwave and Millimeterwave circuits, multifunction modules and subsystems where high RF power handing capability and superior thermal management are performance critical. Multi-Mix(R) integrated platform technology is based on a proprietary multilayer PTFE process whereby fluoropolymer composite substrates of different dielectric constant and thickness are fusion bonded together to form a highly robust multilayer structure. The fusion bonding process yields a highly reliable homogeneous multilayer stripline structure with superior electrical and thermal performance across a wide frequency and power range. The Multi-Mix(R) fusion bonded multilayer structure is an enabling platform for embedding a wide range of RF and Microwave semiconductor chips such as LDMOS, GaAs FET/MESFET and PHEMT, GaN, SiC, and
SiGe, etc., eliminating expensive discrete packages. This enabling platform offers the capability to replace complex RF power amplifier circuitry with low cost integrated modules, dramatically improving reliability and peak power handling. Furthermore, by incorporating other active as well as passive circuit elements, etched resistors, and plated-through via holes a three-dimensional subsystem enclosure can be formed that requires no further packaging resulting in significantly smaller, low cost and light weight products with enhanced reliability and superior electrical and thermal performance."

ABOUT MERRIMAC

Merrimac Industries, Inc. is a leader in the design and manufacture of RF
Microwave signal processing components, subsystem assemblies, and Multi-Mix(R)
micro-multifunction modules (MMFM(R)), for the worldwide Defense, Satellite
Communications (Satcom), Commercial Wireless and Homeland Security market segments. Merrimac is focused on providing Total Integrated Packaging
Solutions(R) with Multi-Mix(R) Microtechnology, a leading edge competency providing value to our customers through miniaturization and integration.
Multi-Mix(R) MMFM(R) provides a patented and novel packaging technology that employs a platform modular architecture strategy that incorporates embedded semiconductor devices, MMICs, etched resistors, passive circuit elements and plated-through via holes to form a three-dimensional integrated module used in
High Power, High Frequency and High Performance mission-critical applications.
Merrimac Industries facilities are registered under ISO 9001:2000, an internationally developed set of quality criteria for manufacturing operations.

Merrimac Industries, Inc. has facilities located in West Caldwell, NJ, San Jose,
Costa Rica and Ottawa, Ontario, Canada, and has approximately 240 co-workers dedicated to the design and manufacture of signal processing components, gold plating of high-frequency microstrip, bonded stripline and thick metal-backed
Teflon (PTFE) micro-circuitry and subsystems providing Total Integrated
Packaging Solutions(R) for wireless applications. Merrimac (MRM) is listed on the American Stock Exchange. Multi-Mix(R), Multi-Mix PICO(R), MMFM(R), System In
A Package(R), SIP(R) and Total Integrated Packaging Solutions(R) are registered trademarks of Merrimac Industries, Inc. For more information about Merrimac
Industries, Inc. and its Canadian subsidiary Filtran Microcircuits Inc., please visit http://www.merrimacind.com and http://www.filtranmicro.com .

This press release contains statements relating to future results of the Company
(including certain projections and business trends) that are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995.
Actual results may differ materially from those projected as a result of certain risks and uncertainties. These risks

and uncertainties include, but are not limited to: risks associated with demand for and market acceptance of existing and newly developed products as to which the Company has made significant investments, particularly its Multi-Mix(R)
products; the possibilities of impairment charges to the carrying value of our
Multi-Mix(R) assets, thereby resulting in charges to our earnings; slower than anticipated penetration into the satellite communications, defense and wireless markets; failure of our Original Equipment Manufacturer, or OEM, customers to successfully incorporate our products into their systems; changes in product mix resulting in unexpected engineering and research and development costs; delays and increased costs in product development, engineering and production; reliance on a small number of significant customers; the emergence of new or stronger competitors as a result of consolidation movements in the market; the timing and market acceptance of our or our OEM customers' new or enhanced products; general economic and industry conditions; the risk that the benefits expected from the
Company's acquisition of Filtran Microcircuits Inc. are not realized; the ability to protect proprietary information and technology; competitive products and pricing pressures; our ability and the ability of our OEM customers to keep pace with the rapid technological changes and short product life cycles in our industry and gain market acceptance for new products and technologies; foreign currency fluctuations between the U.S. and Canadian dollars; risks relating to governmental regulatory actions in communications and defense programs; and
inventory risks due to technological innovation and product obsolescence, as well as other risks and uncertainties as are detailed from time to time in the
Company's Securities and Exchange Commission filings. These forward-looking statements are made only as of the date hereof, and the Company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.